UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 21, 2019
Date of Report
(Date of earliest event reported)
____________________
Core-Mark Holding Company, Inc.
(Exact name of registrant as specified in its charter)
____________________

Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Solana Boulevard, Suite 3400 Westlake, Texas	76262
(Address of principal executive offices)	(Zip Code)
(800) 622-1713
(Registrant's telephone number, including area code)
395 Oyster Point Boulevard, Suite 415
South San Francisco, California 94080
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CORE	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On May 21, 2019, Core-Mark Holding Company, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Core-Mark Holding Company, Inc. 2019 Long-Term Incentive Plan (the “2019 LTIP”) which, among other things, replaces the Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan (as amended, the “2010 LTIP”) and reserves for awards an aggregate of 4,236,959 shares, which represent 3,523,862 shares of the Company’s common stock for future issuance under the 2019 LTIP, and 713,097 shares which may become available for future issuance under the 2019 LTIP.
A description of the material terms and conditions of the 2019 LTIP appears on pages 41-48 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2019 (the “Proxy Statement”), as supplemented by the supplements to the Proxy Statement filed with the SEC on April 24, 2019 and May 7, 2019. The 2019 LTIP is attached as Exhibit 99.1 to this report, which is incorporated into this Item 5.02(e) by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting was held on May 21, 2019.

(b) Of the 45,871,088 shares of common stock outstanding and entitled to vote, 41,801,249 shares, or 91.1%, were represented at the Annual Meeting. During the Annual Meeting, the stockholders voted on the following matters:

Proposal 1 – Election of Directors
•Duly elected the following ten individuals to the Board of Directors to serve as directors until the 2020 Annual Meeting of Stockholders or until their successors have been duly elected and qualified:

	Votes For	Votes Against	Abstain	Broker Non-Votes (1)
Robert A. Allen	38,282,008	1,721,961	2,792	1,794,488
Stuart W. Booth	39,710,002	293,967	2,792	1,794,488
Gary F. Colter	32,468,029	7,535,940	2,792	1,794,488
Rocky Dewbre	39,957,924	45,913	2,924	1,794,488
Laura J. Flanagan	39,652,381	351,457	2,923	1,794,488
Robert G. Gross	39,933,625	70,343	2,793	1,794,488
Scott E. McPherson	39,860,214	143,865	2,682	1,794,488
Harvey L. Tepner	39,255,500	748,469	2,792	1,794,488
Randolph I. Thornton	39,255,962	748,007	2,792	1,794,488
J. Michael Walsh	39,667,704	336,134	2,923	1,794,488

Proposal 2 – Advisory Resolution to Approve Named Executive Compensation
•Duly approved, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in our Proxy Statement as filed with the SEC on April 8, 2019.

	Votes For	Votes Against	Abstain	Broker Non-Votes (1)
Advisory approval of executive compensation	39,122,320	879,253	5,188	1,794,488

(1)
A non-vote occurs when brokers or nominees have voted on some of the matters to be acted on at a meeting, but do not vote on certain other matters because, under the applicable rules, they are not allowed to vote on those other matters without instructions from the beneficial owner of the shares. Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting, but have no effect on the outcome of the vote for the election of directors.

Proposal 3 – Approval of the Core-Mark Holding Company, Inc. 2019 Long-Term Incentive Plan

•
Duly approved the 2019 LTIP, as disclosed in the Company's Proxy Statement as filed with the SEC on April 8, 2019, in addition to supplemental disclosures as filed with the SEC on April 24, 2019 and May 7, 2019.

	Votes For	Votes Against	Abstain	Broker Non-Votes (1)
Approval of 2019 LTIP	38,116,041	1,884,269	6,451	1,794,488

Proposal 4 – Ratification of Selection of Independent Registered Public Accounting Firm
•Duly ratified Deloitte & Touche LLP to serve as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2019.

	Votes For	Votes Against	Abstain	Broker Non-Votes (1)
Deloitte & Touche LLP	41,233,344	565,080	2,825	—

(1)
A non-vote occurs when brokers or nominees have voted on some of the matters to be acted on at a meeting, but do not vote on certain other matters because, under the applicable rules, they are not allowed to vote on those other matters without instructions from the beneficial owner of the shares. Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting, but have no effect on the outcome of the vote for the election of directors.

Item 9.01.     Financial Statements and Exhibits.
(d) The following are filed as exhibits to this report:

Exhibit Number	Description
99.1	Core-Mark Holding Company, Inc. 2019 Long-Term Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date: May 24, 2019	By:	/s/ CHRISTOPHER M. MILLER
	Name:	Christopher M. Miller
	Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Core-Mark Holding Company, Inc. 2019 Long-Term Incentive Plan